UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Definitive Information Statement

GENERAL EMPLOYMENT ENTERPRISES, INC.

(Name of Registrant As Specified In Its Charter)

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GENERAL EMPLOYMENT ENTERPRISES, INC.

184 Shuman Blvd., Suite 420

Naperville, Illinois 60563

December 12, 2014

NOTICE OF ACTION TAKEN

PURSUANT TO A WRITTEN CONSENT OF SHAREHOLDERS

To our Shareholders:

The common stock (“Common Stock”) of General Employment Enterprises, Inc. (the “Company”) is listed and traded on the NYSE MKT under the symbol “JOB.” The NYSE MKT rules require the prior approval of the holders of a majority of the outstanding shares of the Common Stock of any transaction that could result in the issuance of greater than or equal to 20 percent of the number of shares of Common Stock outstanding immediately before such issuance. Section 7.10 of the Illinois Business Corporation Act (“IBCA”) and our organizational documents permit any action that may be taken at a meeting of the shareholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting.

The Company hereby gives notice to the holders of its Common Stock, that certain holders of greater than 50% of the voting power of the Company’s outstanding Common Stock are taking certain action by written consent to approve of the private placement and issuance of Series A Convertible Preferred Stock (the “Preferred Stock”) that, if converted would result in the issuance of Common Stock equaling greater than 20 percent of the Company’s outstanding Common Stock, as further described in this Information Statement. All necessary Board approvals in connection with the matters referred to in this Information Statement have been obtained.

This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Exchange Act Rule 14c-2, the shareholder consent will become effective no sooner than twenty (20) calendar days following the mailing of this information statement.

We are mailing this Information Statement to those persons that our shareholders as of the close of business on November 14, 2014. This Information Statement is being provided to you for your information to comply with the requirements of the Exchange Act. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. No shareholder meeting will be held in connection with this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

We thank you for your continued support.

By order of the Board of Directors

Dennis Baker

Chairperson of the Board of Directors

GENERAL EMPLOYMENT ENTERPRISE, INC.

184 Shuman Blvd., Suite 420

Naperville, Illinois 60563

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our Common Stock in order to provide notice that certain holders of greater than 50% of the voting power of our outstanding Common Stock, without holding a meeting of shareholders at which all Company shareholders would be entitled to vote, have provided written consent to certain actions that would normally require such a meeting. A copy of the consent resolution is attached hereto as Appendix A. November 14, 2014, has been fixed as the record date for the determination of shareholders who are entitled to provide written consent and to receive this Information Statement.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK ON OR ABOUT DECEMBER 15, 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ISSUANCE OF UP TO 10,000,000 SHARES OF COMMON STOCK

On November 14, 2014, the Company entered into a Securities Purchase Agreement, a copy of which is attached hereto as Appendix B (the “Agreement”) with 16 individuals who collectively have subscribed to purchase a total of 200,000 shares of Preferred Stock from the Company for a total purchase price of $2,000,000, which purchase price is being held in escrow pending a closing of the transactions set forth in the Agreement. The net proceeds to the Company from the offering will be approximately $2,000,000, which approximately $1,000,000 will be used as working capital and the remaining $1,000,000 for marketing, acquisitions, expansion and to further the operations of the Company. The Preferred Stock was designated by the Company on December 15, 2014 through the filing of a Certificate of Designation of Series A Convertible Preferred Stock with the Illinois Secretary of State, a copy of which is attached hereto as Appendix C (the “Designation”). Each shares of Preferred Stock is initially convertible, at the election of the holder, into 50 shares of the Company’s Common Stock. The foregoing conversion ratio is subject to standard adjustment mechanisms, as set forth in the Designation. The Designation provides the holders of the Preferred Stock with certain other preferences and rights, including, but not limited to:

1. The right to receive cumulative compounding dividends in the amount of 8% of the liquidation value of the Preferred Stock, per annum, payable in cash or additional shares of Preferred Stock, if and when declared by our Board;

2. The right to participate, on an as converted basis, in any distributions or dividends the Company declares on its Common Stock;

3. The right to a liquidation preference, over the holders of the Company’s Common Stock, equal to the liquidation value of the Preferred Stock plus all accrued and unpaid dividends thereon, and thereafter to participate, on an as converted basis, with the holders of the Company’s Common Stock in all additional distributions;

4. The right to appoint two directors to the Company’s Board of Directors;

5. The right to vote, as a single class, on an as converted basis, with the holders of the Company’s Common Stock on all matters submitted to a vote of the holders of the Company’s Common Stock; and

6. The Company may not take several actions, as set forth in Section 6.3 of the Designation, without the prior approval of the holders of a majority of the outstanding shares of Preferred Stock.

Further, the Agreement provides the holders of the Preferred Stock with certain additional rights, including, but not limited to:

A. Demand and piggy back registration rights;

B. The right to certain monthly and quarterly financial and business information regarding the Company;

C. A pro rata under-subscription right, based on their percentage of fully diluted equity interest in the Company, to participate in subsequent underwritten public offerings of the Company up to the total number of shares being offered;

D. In the event that any of members of the Company’s board of directors and existing executive management team propose to sell their stock to third parties, the Company shall have the first right to purchase the securities on substantially the same terms as the proposed sale; and the holders of the Preferred Stock shall next have said right, according to their respective percentage ownership of the outstanding shares of Preferred Stock, or to sell a proportionate percentage of their shares of Preferred Stock pursuant to co-sale rights, subject to applicable law.

The parties to the Agreement have provided customary representations and warranties, and the Agreement contains customary conditions to closing.

This summary of the material terms of the Agreement and the Designation are qualified in their entirety by reference to the Agreement and Designation, which are attached to this Information Statement as Annex A and Annex B, respectively.

REQUIREMENT OF OBTAINING SHAREHOLDER APPROVAL

The Company’s Common Stock is listed and traded on the NYSE MKT under the symbol “JOB.” The NYSE MKT rules require the prior approval of the holders of a majority of the outstanding shares of the Common Stock to any issuer transaction that could result in the issuance of greater than or equal to 20 percent of the number of shares of Common Stock outstanding immediately before such issuance. Section 7.10 of the IBCA and our organizational documents permit any action that may be taken at a meeting of the shareholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting.

The Company currently has outstanding 25,899,675 shares of Common Stock. Therefore, under NYSE MKT rules, the issuance or potential issuance of greater than 5,179,935 shares of Common Stock requires prior shareholder approval. Under the Agreement, the Company proposes to issue 200,000 shares of Preferred Stock that are initially convertible into 10,000,000 shares of Common Stock. As such, the Company is required to obtain prior shareholder approval of the potential issuance of Common Stock underlying the Preferred Stock being sold under the Agreement. On November 14, 2014, two shareholders that hold a majority of the Company’s outstanding Common Stock approved the Agreement, the transactions set forth in the Agreement and the issuances of securities as set forth in the Agreement. The foregoing transactions were approved by our Board on November 13, 2014.

This Information Statement is being mailed on or about December 15, 2014, to shareholders of record on November 14, 2014. The closing of the transactions set forth in the Agreement, and the taking of the actions described in this Information Statement, will not become effective until the 21st day after the Information Statement is mailed to our shareholders.

Forward Looking Statements

Various statements contained in or incorporated by reference into this Information Statement that express a belief, expectation, or intention, or that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Exchange Act. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. When used in this Information Statement, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,”

“continue,” “predict,” “potential,” “project,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors.

GENERAL EMPLOYMENT ENTERPRISES, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is based on the historical financial statements of the Company after giving effect to the proposed issuance of preferred equity. The notes to the unaudited pro forma financial information describe adjustments to the financial information presented.

The unaudited pro forma combined balance sheet is presented as if the issuance had occurred on June 30, 2014.

The unaudited pro forma balance sheet should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10-K for the year ended September 30, 2013.

GENERAL EMPLOYMENT ENTERPRISES, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF JUNE 30, 2014

(UNAUDITED)

(In Thousands)

	GENERAL EMPLOYMENT	PROFORMA ADJUSTMENTS	PROFORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$66	2,000	$2,066
Accounts receivable	6,028		6,028
Other current assets	682		682
Assets of discontinued operations	229		229

Total current assets	7,005		9,005

Property and equipment, net	476		476
Goodwill	1,106		1,106
Intangible assets, net	1,640		1,640
Other assets	32		32

TOTAL ASSETS	$10,259		$12,259

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$3,266		$3,266
Accounts payable	1,447		1,447
Accrued compensation	2,958		2,958
Other current liabilities	909		909

Total current liabilities	8,580		8,580

Long-term liabilities	39		39

Commitments and contingencies
SHAREHOLDERS’ EQUITY
Preferred stock; no par value; authorized - 20,000 shares; issued and outstanding - none	—	2,000	2,000
Common stock, no-par value; authorized - 200,000 shares; issued and outstanding - 22,799 shares	11,298		11,298

Additional paid in capital - warrants	168		168
Accumulated deficit	(9,826)		(9,826)

Total shareholders’ equity	1,640		3,640

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,259		$12,259

NO ACTION IS REQUIRED

Other than the shareholder written consent described above, no other votes are necessary or required to effectuate the transactions described in this Information Statement. The Company anticipates that the transaction described in this Information Statement will become effective on or promptly after January 5, 2015.

Effects of the Proposed Issuance

In recent years, broad stock market indices, in general, and smaller capitalization companies, in particular, have experienced substantial price fluctuations. The issuance of a significant amount of Common Stock may further adversely affect the price of the Common Stock. The influx of such a substantial number of common shares into the public market could have a significant negative effect on the trading price of the Common Stock. As of October 15, 2014, approximately 25.9 million shares of Common Stock were outstanding. An additional approximate 10 million shares of Common Stock would be outstanding if the holders of the 200,000 shares of Preferred Stock subscribed for under the Agreement elect to convert their Preferred Stock to Common Stock at the initial conversion rate of 50 shares of Common Stock for 1 shares of Preferred Stock. Issuance of these shares of Common Stock may substantially dilute the ownership interests of our existing shareholders. The potential issuance of such additional shares of Common Stock may create downward pressure on the trading price of our Common Stock. After issuance, the holders of Preferred Stock will vote on an as converted basis with the holders of our outstanding Common Stock on all matters submitted to the holders of the Common Stock.

No Dissenter’s Rights

The corporate action described in this Information Statement will not afford to our shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 31, 2014, the Company’s directors, executive officers and principal shareholders beneficially own, directly or indirectly, in the aggregate, approximately 64% of its outstanding Common Stock. These shareholders collectively, and Mr. Schroering individually, have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s shareholders, including the written consent set forth in this Information Statement.

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock, as of September 30, 2014 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (b) each of the Company’s directors, (c) each of the Company’s executive officers and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
LEED HR, LLC and Michael Schroering LEED HR, LLC 2650 East Point Parkway, Suite 280 Louisville, KY 40223	16,041,744	(2)	57.1%
Dennis W. Baker	432,800	(3)	1.5%
Thomas C. Williams	315,000	(4)	1.1%
Jack Zwick	135,000	(5)	*
Andrew J. Norstrud	1,250,000	(7)	4.4%
Michael Schroering	315,000	(6)	1.1%
Current directors and executive officers as a group (5 individuals)	18,489,544		65.8%

*	Represents less than 1%.
(1)	Based on 25,899,675 shares of Common Stock issued and outstanding as of September 30, 2014.
(2)	Based on the Schedule 13D/A filed on June 11, 2014; Schedule 13D filed on September 13, 2013 and the Schedule 13D/A filed on September 21, 2012, by each of LEED HR, LLC, a Kentucky limited liability company, and Mr. Schroering, which disclosed that LEED HR, LLC owns directly 15,824,410 shares of Common Stock and that Mr. Schroering owns directly 199,334 shares of Common Stock. Mr. Schroering is the sole manager of LEED HR, LLC. By virtue of this relationship, Mr. Schroering may be deemed to beneficially own, the 15,824,410 shares of Common Stock owned directly by LEED HR, LLC.
(3)	Represents (i) 102,800 shares of Common Stock owned, and (ii) 330,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable.
(4)	Represents 315,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable.
(5)	Represents (i) 50,000 shares of Common Stock owned, and (ii) 125,000 shares of Common Stock indirectly through Mr. Zwick’s investment in Aracle SPF, LLC I.
(6)	Represents 315,000 shares of Common Stock. See Footnote #2.
(7)	Represents (i) 50,000 shares of Common Stock, and (ii) 1,200,000 shares of Common Stock issuable upon the exercise of stock options that are not currently exercisable.

BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of our Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

All information concerning the Company contained in this information statement has been furnished by the Company. No person is authorized to make any representation with respect to the matters described in this information statement other than those contained in this information statement and if given or made must not be relied upon as having been authorized by the Company or any other person. Therefore, if anyone gives you such information, you should not rely on it. This information statement is dated December 12, 2014. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

By order of the Board of Directors

Dennis Baker

Chairperson of the Board of Directors

APPENDIX A

ACTION BY WRITTEN CONSENT OF

THE SHAREHOLDERS OF

GENERAL EMPLOYMENT ENTERPRISES, INC.

The undersigned (the “Shareholders”), being the holders of a majority of the issued and outstanding shares of common stock of General Employment Enterprises, Inc. (the “Company”), an Illinois corporation, do hereby authorize and take the following actions without a meeting and pursuant to the Illinois Business Corporation Act of 1983:

WHEREAS, the Shareholders have approved the terms of the Securities Purchase Agreement attached hereto as Exhibit A (the “SPA”) and have resolved that the terms of the private offering of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) as described in the Purchase Agreement are fair, advisable and in the best interests of the Company and the Shareholders.

NOW, THEREFORE, BE IT:

RESOLVED, that the Shareholders do hereby approve and authorize the performance by the Company of the transactions contemplated by the SPA to be performed by the Company, as well as all other agreements, instruments and certificates contemplated to be delivered pursuant to or in connection with the SPA, with such changes, additions, modifications and deletions therein and containing such terms as Andrew J. Norstrud, the Chief Executive Officer of the Company (the “Authorized Officer”) deems necessary or appropriate.

RESOLVED, the Shareholders hereby approve and authorize the designation of the Preferred Stock pursuant to the Certificate of Designation of Series A Convertible Preferred Stock of General Employment Enterprises, Inc. attached hereto as Exhibit B (the “Series A Designation”).

RESOLVED, that concurrent with the effectuation of the initial and any subsequent closings of the private offering set forth in the SPA, the Company be, and it hereby is, authorized to issue up to 1,000,000 shares of Preferred Stock pursuant to the terms of the SPA, which shares shall be fully paid and nonassessable upon issuance, and to issue, upon conversion of the Preferred Shares, shares of common stock of the Company (the “Common Stock”) pursuant to the terms of the Series A Designation, which shares shall be fully paid and nonassessable upon issuance.

RESOLVED, the Shareholders approve of the issuance of additional shares of Preferred Stock, and Common Stock underlying the Preferred Stock upon conversion thereof, as may be set forth in other securities purchase agreements, asset purchase agreements or other documents as approved and negotiated by the Authorized Officer.

RESOLVED, that in accordance with the SPA, and for the purpose of listing the Common Stock underlying the Preferred Stock, the Company be, and it hereby is, authorized to submit, by and through the Authorized Officer, to the NYSE MKT an Additional Listing Application, together with any related filings and documents, to be in substantially the form reviewed by the Authorized Officer, with such changes, additions, modifications and deletions therein and containing such terms as the Authorized Officer deems necessary or appropriate.

A-1

RESOLVED, the Shareholders, in compliance with applicable NYSE MKT Company Guide Rules, hereby authorize and approve of the issuance of the Preferred Stock and the Common Stock underlying the Preferred Stock, which Common Stock constitutes greater than 20% of the Company’s issued and outstanding Common Stock.

RESOLVED, that the Shareholders hereby authorize and instruct the Authorized Officer to execute the SPA, the Series A Designation, any other agreements, certificates, or instruments necessary to effectuate the terms of the SPA and Series A Designation.

RESOLVED, that any and all actions, whether previously or subsequently taken, by any officer or officers of the Company, including, without limitation, the Authorized Officer, which are consistent with the intent and purposes of the foregoing resolutions, shall be, and the same hereby are, in all respects, ratified, approved and confirmed.

RESOLVED, that the Shareholders acknowledge and agree that the Shareholders will take any and all further actions as are reasonably requested by the Authorized Officer to effectuate the transactions set forth in the SPA and Series A Designation, and the foregoing resolutions.

Delivery by facsimile or .pdf of an executed copy of this Consent shall be deemed effective delivery and such facsimile shall be deemed effective and in full force and effect as if it were an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Written Consent effective as of the November     , 2014.

SHAREHOLDERS:	/s/ Michael Schroering
Michael Schroering

LEED HR, LLC

	By:	/s/ Michael Schroering
	Printed Name:	Michael Schroering
	Title:	Manager

APPENDIX B

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of the date indicated below on the acceptance page hereof, by and between GENERAL EMPLOYMENT ENTERPRISES, INC., an Illinois corporation having its principal offices at 184 Shulman Blvd., Suite 420, Naperville, IL 60563 (the “Company”) and the parties whose names and addresses are set forth on the signature page to this Agreement (the “Purchasers”). This Agreement may be executed by other parties, in addition to the Purchasers, that subscribe hereby.

R E C I T A L S

A. The Company desires to obtain funds from each Purchaser in order to provide working capital for marketing, acquisitions, expansion and to further the operations of the Company.

B. The Company has designated 1,000,000 of its authorized and unissued shares of blank check preferred stock as Series A Convertible Preferred Stock (the “Preferred Stock” and each a “Preferred Share”).

C. The Company is conducting a private offering (the “Offering”) of up to 200,000 shares of the Preferred Stock at $10.00 per share (the “Purchase Price”), for an aggregate Offering amount of up to $2,000,000. The Preferred Shares shall be convertible, at any time, at the option of the holder, into shares of common stock, no par value, of the Company (the “Common Stock”) at an initial conversion ratio of 50 shares of Common Stock for each Preferred Share. The minimum offering amount is $2,000,000.

D. Each Purchaser understands that the Company may utilize the remaining 800,000 designated Preferred Shares in any manner it deems in the best interest of the Company, including issuing said shares as consideration in an acquisition, issuing said shares as compensation, or issuing said shares to investors in subsequent offerings.

E. Each Purchaser understands that there is a great deal of risk, illiquidity and uncertainty in the purchase of the Preferred Shares herein. Each Purchaser understands that a delisting of the Company from NYSE MKT would have an immediate and material adverse effect on the Company and its stock price and liquidity.

F. The Offering of the Preferred Shares is being made directly by the Company without any placement agents and upon reliance on Rule 506 of Regulation D of the Securities Act (as defined below). Each Purchaser is an Accredited Investor, as such term is defined in Rule 501 of Regulation D of the Securities Act.

G. The minimum offering is $2,000,000, and all proceeds from this Offering will be held in escrow pending the Closing. Purchasers will not have an opportunity to approve of a Closing (as defined below) or subscription acceptance, or to request refund of any moneys submitted to the Company until such time as subscriptions are accepted or rejected or a Termination Date (as defined below) occurs. Each Purchaser acknowledges and agrees that its subscription(s) are irrevocable and binding commitments on the part of the Purchaser, subject to the terms of this Agreement, and that once their funds have been tendered with the appropriate subscription documents the Company may conduct a Closing and issue to Purchaser their respective Preferred Shares without any advanced consent or notice to Purchaser or the Company. The Company may reject any subscriptions in whole or in part for any reason or for no reason to return funds to the Purchaser to the extent of such non-accepted funds.

AGREEMENT

It is agreed as follows:

1. PURCHASE AND SALE OF SHARES.

1.1 Purchase and Sale. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, the number of Preferred Shares indicated in the each Purchaser’s signature page, at the Purchase Price for an aggregate Offering amount of up to $2,000,000. All the Preferred Shares are subject to the terms and conditions set forth in the Company’s Certificate of Designation of Series A Convertible Preferred Stock to be filed with the Illinois Secretary of State on or before the Closing Date, in the form attached hereto as Exhibit A (the “Certificate of Designation”). Each Purchaser or other Purchasers may subscribe for additional Preferred Shares from time to time until the maximum Offering amount is sold.

2. CLOSING. The sale of Preferred Shares will take place in one closing (the “Closing”), subject to the satisfaction of all the parties hereto of their obligations herein. Each Purchaser shall submit an executed copy of this Agreement to the Company along with the Purchase Price which shall be deposited in the Company’s attorney’s escrow account pending Closing. The Closing of the sale of Preferred Shares contemplated by this Agreement shall take place once subscriptions are received in the amount of the Offering, said subscriptions are accepted by the Company, and all conditions to Closing have been satisfied. The Closing shall take place at the offices of the Company or at such other place as the Company shall agree in writing (the “Closing Date”) on or before December 31, 2014 (the “Termination Date”). Subscriptions that are not accepted will be returned with any funds (less wire fees).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Preferred Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted. The Company and its subsidiaries have all government and other licenses and permits and authorizations to do business in all jurisdictions where their activities require such license, permits and authorizations, except where failure to obtain any such license, permit or authorization will not have a Material Adverse Effect, as defined below. The Company’s subsidiaries and their jurisdiction of organization are as set forth on Schedule 3.1.

3.2 Capitalization. As of October 31, 2014, the Company’s capitalization is as set forth in Schedule 3.2. All outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid, non-assessable, and free of any preemptive rights. There is only one class and series of Common Stock of the Company, without any special series, rights, preferences or designations assigned to it. There is only one class of preferred stock designated as the “Series A Convertible Preferred Stock”, which consists of shares of convertible participating 8% cumulative preferred stock and of which the Preferred Shares offered in this Offering are a part. All Preferred Shares are subject to the terms, conditions and preferences set forth in the Certificate of Designation. The Company does not have any outstanding options, warrants, notes, convertible debt, derivative securities or notes other than as specifically set forth on Schedule 3.2.

3.3 Authorization and Enforcement. This Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

3.4 Reservation and Valid Issuance of Securities. Upon payment of the Purchase Price and issuance of the Preferred Shares, said Shares will be duly authorized, validly issued fully paid and non-assessable and fully enforceable as against the Company. The Company will reserve a sufficient number of shares of Common Stock to allow for the conversion of the Preferred Shares according to their terms, after taking into account any possible anti-dilution adjustments to the conversion rate for stock splits, recapitalizations, equity restructuring transactions, mergers, business combinations and asset sales, stock dividends, and other similar events. The shares of Common Stock issuable upon conversion of the Preferred Shares pursuant to the terms of the Certificate of Designation will be duly authorized, validly issued, fully paid and non-assessable. The Preferred Shares will be free and clear of any security interests, liens, claims or other encumbrances, other than restrictions upon transfer under federal and state securities laws. The shares of each subsidiary are duly authorized, validly issued, fully paid and non-assessable and held by the Company, which has sole, and unencumbered marketable title and is the sole owner.

3.5 No Conflict, Breach, Violation or Default; Third Party Consents. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Preferred Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (collectively, the “Company Documents”), (ii) any shareholder agreement or voting agreement to which any officer, director or holder of more than 5% of the Company’s securities is a party to, or (iii) any statute, rule, regulation or order of any governmental agency, self-regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iv) any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its assets or properties is subject; except in the case of each of clauses (iii) and (iv), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. No approval of or filing with any governmental authority or other third party entity or person (other than the obtaining the approval of the board of directors of the Company on behalf of the Company, the filing of the Certificate of Designation with the Illinois Secretary of State and approvals or and filings with the NYSE MKT and the Securities and Exchange Commission) is required for the Company to enter into, execute or perform this Agreement or any Transaction Document.

3.6 No Material Adverse Change. Since December 31, 2013, except as identified and described in the SEC Reports (as defined below) or in Schedule 3.6, there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect or impact on the Company’s assets, properties, financial condition, operating results or business of the Company taken as a whole other than an effect primarily or proximately resulting from (A) changes in general economic or market conditions affecting the industry generally in which the Company operates, which changes do not disproportionately affect the Company as compared to other similarly situated participants in the industry in which the Company operates; (B) changes in applicable law or generally accepted accounting principles; and (C) acts of terrorism, war or natural disasters which do not disproportionately affect the Company (as such business is presently conducted) (a “Material Adverse Effect”), individually or in the aggregate;

(b) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(c) any material damage, destruction or loss, whether or not covered by insurance, to any assets, licenses, government permits, self-regulatory agency permit or license, or properties of the Company;

(d) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which has not had a Material Adverse Effect;

(f) any change or amendment to Company documents, except for the Certificate of Designation, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

(g) any material labor difficulties, labor disputes, non-compete or similar disputes, or labor union organizing activities with respect to employees of the Company;

(h) any material transaction entered into by the Company other than in the ordinary course of business;

(i) the loss of the services of any key employee, salesperson, or material change in the composition or duties of the senior management of the Company;

(j) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

(k) any material default of any indebtedness or, to Company’s Knowledge (as defined below), breach of contract agreement, in each case with aggregate liabilities of greater than $50,000; or

(l) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.7 SEC Reports and Financial Statements.

(a) The Company has made available to each Purchaser through the SEC’s EDGAR system accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since December 31, 2012 (collectively, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed. To Company’s Knowledge, as of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Except for the pro forma financial statements, if any, the financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto at the time of filing and as of the date of each Closing; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations of the Company for the periods covered thereby, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.8 Securities Law Compliance. Assuming the accuracy of the representations and warranties of each Purchaser (and all other Purchasers in this Offering), set forth in Section 4 of this Agreement, the offer and sale of the Preferred Shares will constitute an exempted transaction under the Securities Act, and registration of the Preferred Shares under the Securities Act for issuance herein (or of the shares of Common Stock for issuance upon conversion of the Preferred Shares) is not required. The Company shall make such filings as may be necessary to comply with the federal securities laws and the “blue sky” laws of any state in connection with the offer and sale of the Preferred Shares, which filings will be made in a timely manner.

3.9 Tax Matters. Except as set forth on Schedule 3.9, the Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to Company’s Knowledge, threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or other corporation or entity. For the purposes of this agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company.

3.10 Title to Properties. Except as disclosed in the SEC Reports, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.11 Intellectual property.

Except as provided in the SEC Reports:

(a) All intellectual property of the Company or its subsidiaries, including but not limited to any trademarks, trade secrets, patents, patent applications, copyrights, domain names and similar property, is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No intellectual property of the Company which is necessary for the conduct of Company’s businesses as currently conducted has been or is now involved in any cancellation, dispute or litigation, and, to Company’s Knowledge, no such action is threatened.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning intellectual property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement.

(c) The Company owns or has the valid right to use all of the intellectual property that is necessary for the conduct of the Company’s business as currently conducted and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned intellectual property and confidential information, other than licenses entered into in the ordinary course of the Company’s business. The Company has a valid and enforceable right to use all third party intellectual property and confidential information used or held for use in the business of the Company.

(d) To Company’s Knowledge, the conduct of the Company’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any intellectual property rights of any third party or any confidentiality obligation owed to a third party, and, to Company’s Knowledge, the intellectual property and confidential information of the Company which are necessary for the conduct of the Company’s business as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any intellectual property or confidential information of the Company and the Company’s use of any intellectual property or confidential information owned by a third party, and, to Company’s Knowledge, there is no valid basis for the same.

(e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the intellectual property or confidential information which is necessary for the conduct of the Company’s business as currently conducted.

(f) The Company has taken reasonable steps to protect the Company’s rights in its intellectual property and confidential information. To Company’s Knowledge there has been no material disclosure of any confidential information to any third party.

3.12 Environmental Matters. To Company’s Knowledge, the Company (a) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (b) does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, (c) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (d) is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to Company’s Knowledge, threatened investigation that might lead to such a claim.

3.13 Litigation. Except as disclosed in Schedule 3.13, there are no pending material actions, suits or proceedings against or affecting the Company, or any of its properties; and to Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated against the Company.

3.14 No Directed Selling Efforts or General Solicitation. Neither the Company nor any of its Affiliates, nor to Company’s Knowledge, any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Preferred Shares being offered in this Offering. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

3.15 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Preferred Shares under the Securities Act. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

3.16 Questionable Payments. To the best of Company’s Knowledge, none of its current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.17 Transactions with Affiliates. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.18 Internal Controls. Except as set forth in the SEC Reports, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect. The Company maintains, and will use commercially reasonable best efforts to continue to maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements and to maintain asset accountability both in conformity with GAAP and the applicable provisions of the 1934 Act, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Company has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K for smaller reporting companies) or, to Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.

3.19 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Purchasers in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.20 No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Preferred Shares or affect the price at which the Preferred Shares may be issued or resold.

3.21 Information Concerning Company. The SEC Reports and Transaction Documents contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the SEC Reports, and except as modified in the Transaction Documents, or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs not disclosed in the SEC Reports. The SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

3.22 Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Preferred Shares, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the affected Purchaser.

3.23 Dilution. The Company’s executive officers and directors understand the nature of the Preferred Shares being sold hereby and recognize that the issuance of the Preferred Shares will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Preferred Shares is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Preferred Shares and the shares of Common Stock upon conversion of the Preferred Shares, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

3.24 Foreign Corrupt Practices. Neither the Company, nor to Company’s Knowledge, any agent or other Person acting on behalf of the Company, has (a) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.25 OFAC. Neither Company, nor to Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the same, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Preferred Shares, or lend, contribute or otherwise make available such proceeds to joint venture partner or other Person, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

3.26 Anti-Money Laundering. The operations of the Company have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving Company with respect to the Money Laundering Laws is pending or, to Company’s Knowledge, threatened.

3.27 Third Party Beneficiaries. The Company acknowledges that the Purchasers, and their investors or managers, if applicable, are direct intended beneficiaries of the representations, warranties and covenants made hereby and in the other Transaction Documents by the Company.

4. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser individually and not jointly hereby represents warrants and covenants with the Company as follows. For avoidance of doubt, these warranties and representations are made to the Company and their agents and representatives and Affiliates and other members of the selling group (if any) and their representatives and Affiliates, as third party beneficiaries hereto:

4.1 Legal Power. Purchaser has the individual, trust, corporate or the limited liability company power, as applicable, and is authorized to enter into this Agreement, to purchase the Preferred Shares and to carry out and perform Purchaser’s obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

4.2 Due Execution. The execution and performance of the terms under this Agreement and the Accredited Investor Questionnaire, if any, provided to Purchaser under separate cover (the “Questionnaire”) and the Purchaser signature page hereto, have been duly authorized, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3 Access to Information. Purchaser understands that an investment in the Shares involves a high degree of risk and long term or permanent illiquidity, including, risk of loss of their entire investment. Purchaser and its members and manager, if applicable, have been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Preferred Shares. Purchaser represents that such Purchaser and its investors have received and reviewed copies of the SEC Reports. Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Preferred Shares, all as Purchaser (or Purchaser’s investor’s representatives) has deemed necessary to make an informed investment decision to purchase the Preferred Shares.

4.4 Restricted Securities.

(a) Purchaser has been advised that none of the Preferred Shares have been registered under the Securities Act or any other applicable securities laws and that the Preferred Shares are being offered and sold pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D, and that the Company’s reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D is predicated in part on such Purchaser representations as contained herein, which are partially dependent on the information provided by Purchasers’ investors, if applicable. Each Purchaser acknowledges that the Preferred Shares will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Preferred Shares may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

(b) Each Purchaser represents that such Purchaser is acquiring the Preferred Shares for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

(c) Each Purchaser understands and acknowledges that the certificates representing the Preferred Shares and, if issued, the shares of Common Stock resulting from the conversion of the Preferred Shares, will bear substantially the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS

COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

(d) Each Purchaser acknowledges that an investment in the Preferred Shares and (and, if the Preferred Shares are converted, the shares of Common Stock that the Preferred Shares will convert to) is not liquid and is transferable only under limited conditions. Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Preferred Shares or the shares of Common Stock resulting from the conversion thereof.

4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that Purchaser is an accredited investor as that term is defined in Regulation D of the Securities Exchange Act, and is able to protect its interests in connection with the acquisition of the Preferred Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Preferred Shares.

4.6 Purchases by Groups. Purchaser understands that it may be acquiring greater than 5% of the Company’s outstanding equity shares and, if so, Purchaser will be required to file disclosure reports pursuant to Section 13 and Section 16 of the Rules of the 1934 Act. Notwithstanding the foregoing, it is understood that any fund or entity purchaser may result in more than one Person having beneficial ownership of the underlying securities. The Company shall cooperate with Purchaser in providing any information necessary to prepare and file the foregoing reports.

4.7 No Advertising. Each Purchaser has not received any general solicitation or advertising regarding the offer of the Shares.

4.8 Public Statements. The Purchaser agrees not to issue any public statement with respect to the Offering, Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

4.9 Acceptance or Rejection. The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription, provided, however, that a full refund of any part of the Purchase Price tendered shall be a condition to such rejection, and provided further, however, that no Closing shall occur absent specific written consent and disbursement instructions of the Purchaser to the Company.

4.10 Confidential. Each Purchaser acknowledges that the information made available to the Purchaser, other than the information contained in the SEC Reports, is confidential and non-public and agrees that all such information shall be kept in confidence by Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that Purchaser’s subscription may not be accepted by the Company or a Closing may not occur for any reason if not consented to by Purchaser; provided, however, that (a) the Purchaser may disclose such information to its Affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such Affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), (iii) is being disclosed pursuant to a subpoena or court order or is otherwise required to be provided by law, or (iv) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

4.11 Reliance. Each Purchaser understands that the Preferred Shares being offered and sold to Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.

4.12 NYSE MKT Listing. Each Purchaser understands that the Company has received notice of delisting from the NYSE MKT which stated, among other things, that the Company has equity less than $4 million and has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years and, in the opinion of NYSE MKT, it is questionable as to whether the Company will be able to continue operations and/or meet its obligations as they mature based on its current overall financial condition, pursuant to Sections 1003(a)(ii) and 1003(a)(iv) of the NYSE MKT’s Company Guide, respectively.

5. COVENANTS OF COMPANY.

5.1 Certain Covenants of the Company. While any Preferred Shares are outstanding, the Company will:

(a) maintain adequate property and business insurance and directors and officers liability insurance of at least $5,000,000 aggregate;

(b) comply with all applicable laws, rules, and regulations;

(c) preserve, protect, and maintain its corporate existence; its rights, franchises, and privileges; maintain its NYSE listing and represents that it has and will maintain its eligibility to file Form S-3 or its equivalent, and keep and preserve all properties necessary or useful to the proper conduct of its business;

(d) submit all reports required under Section 1202(d)(1)(C) of the Internal Revenue Code and the regulations promulgated thereunder;

(e) cause all key employees to execute and deliver non-competition, non-solicitation, non-hire, non-disclosure, and assignment of inventions agreements for a term of their employment with the Company plus at least one year in a form reasonably acceptable to the board of directors;

(f) not enter into related party transactions without the consent of a majority of disinterested directors;

(g) reimburse all reasonable out-of-pocket travel-related expenses of the directors nominated by the holders of the Preferred Shares;

(h) provide all information and materials, including, without limitation, all internal management documents, reports of operations, reports of adverse developments, copies of any management letters, communications with shareholders or directors, and press releases and registration statements, as well as access to all senior managers as reasonable requested by holders of the Preferred Shares. In addition, the Company will provide the holders of the Preferred Shares with unaudited monthly and quarterly and audited yearly financial statements, as well as an annual budget.

5.2 Payment for Legal Opinions and Removal of Legends. The Company shall cover all costs associated with removal of any securities act restrictive legends, including, without limitation, the cost of replacement certificates and opinion or letter of Company counsel to the transfer agent, as well as delivery costs, for all Preferred Shares being sold in this Offering and the shares of Common Stock that the Preferred Shares may be converted into.

5.3 Right of First Refusal. The Company shall provide to the holders of the Preferred Shares a pro rata right, based on their percentage of fully diluted equity interest in the Company, with an under-subscription right up to the total number of shares being offered, to participate in subsequent underwritten public offerings of the Company’s securities.

5.4 Right of First Refusal and Co-Sale. In the event that any of members of the Company’s board of directors and existing executive management team propose to sell their stock to third parties, the Company shall have the first right to purchase the securities on substantially the same terms as the proposed sale; the holders of the Preferred Shares shall next have said right, according to their respective percentage ownership of the Shares, or to sell a proportionate percentage pursuant to co-sale rights, subject to applicable law.

5.5 Insider Information. The Company shall not provide to Purchaser or its managers or control persons any information that would be deemed confidential or “insider” information in accordance with Regulation FD. To the extent that the Company or its management provide Purchaser or its Affiliates with any non-public information, the Purchaser may advise the Company of its becoming aware of such information and, the Company shall make all appropriate filings and public disclosures as it deems are reasonably necessary from time to time in order to ensure that Purchaser does not have confidential information which is not otherwise disseminated to the public by the Company on Form 8-K, press release or other disclosure SEC Reports.

5.6 Filing of Reports. For so long as the Purchasers own 51% or more of the Preferred Shares (or shares of Common Stock assuming conversion of the Preferred Shares) acquired hereby, the Company shall file on a timely basis, any and all SEC Reports or amendments thereto, as it is required to file in order to remain fully current with all of its reporting obligations under the Exchange Act so as to enable sales without resale limitations, pursuant to Rule 144, as amended (“Rule 144 Sales”). The Company shall pay for all opinions or similar letters to its transfer agent, as well as pay for all transfer agent costs, relating to the removal of the Rule 144 restrictive legend on share certificates representing the Preferred Shares or shares of Common Stock resulting from the conversion of the Preferred Shares. For avoidance of doubt, all references herein to filings to be made on a “timely basis” shall include and mean, any extension periods permissible under Rule 12b-25 of the Exchange Act, provided that the Company has complied with such rule, but not beyond said extension date.

6. COVENANTS OF THE COMPANY AND PURCHASER RELATING TO REGISTRATION.

6.1 Use of Proceeds. The Company shall also at or before closing pay to their stock transfer agent the cost of all Preferred Share certificates anticipated to be issued. The Company intends to employ the remaining net proceeds (i.e. after all legal costs, offering costs, etc.) from the purchase and sale of the Shares for purposes of working capital, marketing, acquisitions, expansion and to further the operations of the Company only.

6.2 Registration Rights. For purposes of this Section 6.2, all references to the Purchasers shall be deemed to mean and include, the Purchasers, and their respective assigns as holders of the Preferred Shares or shares of Common Stock issued upon conversion thereof (the “Registrable Securities”).

(a) Registration. Beginning not sooner than one year after the last Closing contemplated hereunder, if the holders of at least fifty-one percent (51%) of the Preferred Shares (including holders of equivalent shares of Common Stock issued upon conversion thereof) approve, and if the Company has not previously nor is currently eligible to file a Form S-3 registration statement, nor have “piggyback” registration rights been available nor utilized, the holders of the Preferred Shares will have the right to demand, and upon such demand the Company shall file with the SEC, an “S-1” registration statement or its successor form or equivalent with an aggregate minimum gross offering price of at least $1,000,000, upon customary terms and conditions. The Company will not be obligated to file Form S-1 or its successor or equivalent registration form more often than once per fiscal year.

The Company shall provide to the holders of the Preferred Shares (including holders of equivalent shares of Common Stock issued upon conversion thereof) unlimited “piggyback” registration rights on Company registrations subject to cutback at the underwriter’s discretion.

The holders of Preferred Shares (including holders of equivalent shares of Common Stock issued upon conversion thereof) will also be entitled to file, and the Company shall provide, unlimited registrations on Form “S-3”, exercisable at any time the Company is eligible to use such form or its successor, with at least $1,000,000 in aggregate gross offering price upon initiation of the holder of at least fifty-one percent (51%) of the Preferred Shares (including holders of equivalent shares of Common Stock issued upon conversion thereof) on customary terms and conditions. The Company will not be obligated to file more than one such registration statement during any six-month period.

The Company hereby agrees and covenants to use best efforts to obtain effectiveness of said registration statements (if any), and to maintain effectiveness of the same, continually for at least 1 year following the effective date thereof.

(b) Registration Process. In connection with the registration of the Registrable Securities pursuant to Section 6.2(a), the Company shall:

(i) Prepare and file with the SEC the Registration Statement and such amendments (including post effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Company may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the date on which all of the Registrable Securities may be sold to the public without registration under the Securities Act in reliance on Rule 144 (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii) Comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Purchaser as set forth in the Prospectus forming part of the Registration Statement or (B) the date on which the Registration Statement is withdrawn;

(iii) Furnish to each Purchaser and its legal counsel identified to the Company (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities;

(iv) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Purchasers reasonably request, prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v) As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Purchaser as such Purchaser may reasonably request;

(vi) As promptly as practicable after becoming aware of such event, notify each Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(vii) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances; and

(viii) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Purchaser may request and maintain a transfer agent for the Registrable Securities.

(c) Obligations and Acknowledgements of the Purchasers. In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations and hereby make the following acknowledgements:

(i) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (A) shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (B) shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser (the “Requested Information”) if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. If a Purchaser notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registrable Securities of such Purchaser provided, however, that the Company shall not be required to file such amendment to the Registration Statement at any time less than five (5) business days prior to the effective date.

(ii) Each Purchaser agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

(iii) Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.2(b)(v) or 6.2(b)(vi), such Purchaser shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.2(b)(v) and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

(iv) Each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and if a Purchaser includes Registrable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

(d) Expenses of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 6.2, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, underwritting discounts and the fees and disbursements of legal counsel, shall be borne by the Company.

(e) Indemnification and Contribution.

(i) Indemnification by the Company. The Company shall indemnify and hold harmless each Purchaser and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 6.2(b)(v), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

(ii) Indemnification by the Purchasers and Underwriters. Each Purchaser agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to (A) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or underwriter expressly for use therein, and (B) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Purchaser shall not be liable under this Section 6.2(e)(ii) for any amount in excess of the net proceeds paid to such Purchaser in respect of Registrable Securities sold by it.

(iii) Notice of Claims, etc. Promptly after receipt by a Person seeking indemnification pursuant to this Section 6.2(e) (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 6.2(e) is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out of pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (A) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (B) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (C) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

(iv) Contribution. If the indemnification provided for in this Section 6.2(e) is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.2(e)(iv) were determined by pro rata allocation (even if the Purchasers or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.2(e)(iv). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(v) Limitation on Purchasers’ and Underwriters’ Obligations. Notwithstanding any other provision of this Section 6.2(e), in no event shall (A) any Purchaser have any liability under this Section 6.2(e) for any amounts in excess of the dollar amount of the proceeds actually received by such Purchaser from the sale of Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (B) any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

(vi) Other Liabilities. The obligations of the Company under this Section 6.2(e) shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6.2(e) shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6.2(e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

(f) Rule 144. With a view to making available to the Purchasers the benefits of Rule 144, the Company agrees to use its best efforts to:

(i) comply with the provisions of paragraph (c)(1) of Rule 144; and

(i) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the 1934 Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Purchasers, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

(g) Termination of Registration Rights. The registration rights granted in this Section 6.2 shall terminate with respect to a Registrable Security upon the date such security is first eligible to be resold without volume limitations pursuant to Rule 144 of the Securities Act.

7. CONDITIONS

7.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Preferred Shares. The obligation hereunder of the Company to close and issue and sell the Preferred Shares to the Purchasers at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in their sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for the Preferred Shares shall be available in cleared funds and authorized by the Company and Purchaser, in their sole and absolute discretion, for distribution on such Closing in accordance with the terms hereof.

(e) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

7.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Preferred Shares. The obligation hereunder of the Purchasers to purchase the Preferred Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below. These conditions are for the Purchasers’ sole benefit and may be waived by the Purchaser or its manager at any time in their sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

(c) No Suspension, Etc. Trading in the Common Stock of the Company shall not have been suspended by the SEC and the shares of Common Stock of the Company shall be eligible for trading and listing on the NYSE MKT.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company, or any of the officers, directors or Affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f) Preferred Shares. At the Closing, the Company shall have delivered to the Purchasers the Preferred Shares along with all appropriate board resolutions or other necessary documentation in order to issue the Preferred Shares in such denominations as Purchaser may request. The Company shall also deliver this Agreement, duly executed by the Company.

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred since December 31, 2013, and shall be continuing as of such Closing Date.

8. NO PLACEMENT AGENT/LEGAL FEES.

8.1 Placement Agent’s Commissions; Sub-Agent’s Commissions. There are no placement agents, finders or other intermediaries in connection with the Offering and neither the Company nor any Purchaser is paying or is required to pay any party a fee in connection with Offering of the Preferred Shares hereby.

8.2 Legal Fees. Each party hereto shall be responsible for its own legal fees.

9. MISCELLANEOUS.

9.1 Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination by such Purchaser of any of the Preferred Shares, or shares of Common Stock issued upon conversion thereof, in violation of the Securities Act or applicable state securities law.

9.2 Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois. Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the state or federal courts located in the County of Cook of the State of Illinois with respect to any matter relating to this Agreement and performance of the parties’ obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties’ obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of Illinois by registered or certified mail to the parties and their representatives at their respective addresses specified in Section 9.7, provided that a reasonable time, not less than thirty (30) days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules. THE PARTIES HERETO WAIVE TRIAL BY JURY.

9.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

9.4 Entire Agreement. This Agreement and the Schedules hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

9.5 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and a majority of the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

9.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by facsimile and in each case with a confirming email (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested). If the notice or communication is sent to a Purchaser, it shall be sent at the address set forth in the signature page applicable to such Purchaser. If the notice or communication is sent to the Company, it shall be sent to the address set forth below:

If to the Company:	General Employment Enterprises, Inc.
184 Shulman Blvd., Suite 420,
Naperville, IL 60563
Email: andrew.norstrud@genp.com
Attn: Andrew Norstrud, Chief Executive Officer

With a copy to:	Roetzel & Andress
350 East Las Olas Boulevard
Las Olas Centre II, Suite 1150
Fort Lauderdale, FL 33303-30310
Email: cgage@ralaw.com
Attention: Clint Gage, Esq.

9.8 Faxes, Electronic Mail and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

9.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.10 Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

9.11 Legal Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.

APPLICABLE ONLY IN THE EVENT ANY SHARES ARE SOLD TO FLORIDA RESIDENTS - FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN AUTHORIZED ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY AT THE ADDRESS SPECIFIED HEREIN.

[Counterpart Signature Page To Securities Purchase Agreement of

General Employment Enterprises, Inc.]

                     hereby subscribes for the purchase of, and the Company hereby accepts the subscription of                      with respect to                  Preferred Shares of the Company, at a Purchase Price of $10.00 per Share, for an aggregate Purchase Price of $        .

IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth on this signature page below.

PURCHASER:

By:

By:
Name:
Title:
Date:	, 2014

ADDRESS:

Facsimile:
Email:
Attention:

-Accepted-

COMPANY:

GENERAL EMPLOYMENT ENTERPRISES, INC.

By:
Name:	Andrew Norstrud
Title:	Chief Executive Officer
Date:	, 2014

COMPANY DISCLOSURE SCHEDULE

Capitalized terms not otherwise defined in this Company Disclosure Schedule shall have the same meaning as in the Agreement. The disclosure of any matter in this Company Disclosure Schedule should not be construed as indicating that such matter is necessarily required to be disclosed in order for any representation or warranty in the Agreement to be true and correct in all material respects. Any description of any document included in this Company Disclosure Schedule is qualified in all respects by reference to such document. Disclosures in any schedule shall be deemed to qualify the section or subsection of the Agreement to which is corresponds in number and in each other section or subsection of the Agreement to the extent that it is reasonably apparent from the face of such disclosure that such information is relevant to such other section or subsection.

Schedules

APPENDIX C

CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK OF GENERAL EMPLOYMENT ENTERPRISES, INC.

Pursuant to Section 6.10 of the Illinois Business Corporation Act, General Employment Enterprises, Inc., an Illinois corporation (the “Corporation”), does hereby submit the following:

WHEREAS, the Articles of Incorporation of the Corporation (the “Articles of Incorporation”) authorizes the issuance of up to 20,000,000 shares of preferred stock, no par value, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions and limitations of such series of Preferred Stock as follows:

1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of Shares constituting such series shall be 1,000,000. The rights, preferences, powers, restrictions and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Board” has the meaning set forth in the Recitals.

“Certificate of Designation” has the meaning set forth in the Recitals.

“Articles of Incorporation” has the meaning set forth in the Recitals.

“Common Stock” means the common stock, no par value, of the Corporation.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time

(treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its wholly owned Subsidiaries.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Corporation” has the meaning set forth in the Preamble.

“Conversion Price” has the meaning set forth in Section 7.1.

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 7.

“Date of Issuance” means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

“Dividend Payment Date” has the meaning set forth in Section 4.1.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 7.6(d)) by the Corporation after the Date of Issuance of: (a) shares of Common Stock issued on the conversion of the Series A Preferred Stock; (b) up to an aggregate of 1,000,000 shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, in each case authorized by the Board and issued pursuant to the Corporation’s equity compensation plan(s) (including all such shares of Common Stock and Options outstanding prior to the Date of Issuance); or (c) shares of Common Stock issued upon the conversion or exercise of Options (other than Options covered by clause (b) above) or Convertible Securities issued prior to the Date of Issuance, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof.

“Junior Securities” means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock.

“Liquidation” has the meaning set forth in Section 5.1(a).

“Liquidation Value” means, with respect to any Share on any given date, $10.00 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series A Preferred Stock).

“Market Price” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Market Price” of the Common Stock shall be the fair market value per share as determined by the Board.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Preferred Stock” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Series A Director” has the meaning set forth in Section 6.2.

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Share” means a share of Series A Preferred Stock.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. Dividends.

4.1 Accrual and Payment of Dividends. From and after the Date of Issuance of any Share, cumulative dividends on such Share shall accrue, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 8.00% per annum on the sum of the Liquidation Value thereof plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any Share shall be paid in cash or additional Shares (at a value equal to the Liquidation Value), or a combination of both, only when, as and if declared by the Board out of funds legally available therefor or upon a liquidation of the Series A Preferred Stock in accordance with the provisions of Section 5; provided, that to the extent not paid on the last day of March, June, September and December of each calendar year (each such date, a “Dividend Payment Date”), all accrued dividends on any Share shall accumulate and compound on the applicable Dividend Payment Date whether or not declared by the Board and shall remain accumulated, compounding dividends until paid pursuant hereto or converted pursuant to Section 7. All accrued and accumulated dividends on the Shares shall be prior and in preference to any dividend on any Junior Securities and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any Junior Securities, other than to (a) declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock or (b) repurchase Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or (c) repurchase up to 1,000,000 shares of Common Stock in open market purchases as approved by the Board.

4.2 Participating Dividends. Subject to Section 4.1, in addition to the dividends accruing on the Series A Preferred Stock pursuant to Section 4.1 hereof, if the Corporation declares or pays a dividend or distribution on the Common Stock, whether such dividend or distribution is payable in cash, securities or other property, including the purchase or redemption by the Corporation or any of its Subsidiaries of shares of Common Stock for cash, securities or property, but excluding (i) any dividend or distribution payable on the Common Stock in shares of Common Stock and (ii) any repurchases of Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase and (iii) any repurchases of up to 1,000,000 shares of Common Stock in open market purchases as approved by the Board, the Corporation shall simultaneously declare and pay a dividend on the Series A Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Shares had been converted pursuant to Section 7 as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

4.3 Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued and accumulated with respect to the Series A Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued and accumulated but unpaid dividends on the Shares held by each such holder.

5. Liquidation.

5.1 Liquidation

(a) Liquidation. In the event of any voluntary liquidation, dissolution or winding up of the Corporation (collectively a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder, plus all unpaid accrued and accumulated dividends on all such Shares (whether or not declared).

5.2 Participation With Junior Securities on Liquidation. In addition to and after payment in full of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon a Liquidation under this Section 5, the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to participate with the holders of shares of Junior Securities then outstanding, pro rata as a single class based on the number of outstanding shares of Junior Securities on an as-converted basis held by each holder as of immediately prior to the Liquidation, in the distribution of all the remaining assets and funds of the Corporation available for distribution to its stockholders.

5.3 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, and (b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice. Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6. Voting.

6.1 Voting Generally. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law or by the provisions of Section 6.3 below. In any such vote, each Share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the Share is convertible pursuant to Section 7 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

6.2 Election of Directors. In the election of directors to the Corporation, for so long as the holders of Shares of Series A Preferred Stock (collectively with holders that have converted Shares of Series A Preferred Stock to Common Stock) own in the aggregate at least 10% of the outstanding shares of Common Stock on a fully diluted, as-converted basis (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction), the holders of outstanding Shares of Series A Preferred Stock, voting as a separate class, shall be entitled to elect by majority vote (with each Share of Series A Preferred Stock entitled to one vote) 2 individuals to the Board (each such individual, a “Series A Director”). A Series A Director may be removed at any time as a director on the Board (with or without cause) upon, and only upon, the written request of the holders of the outstanding Shares of Series A Preferred Stock (voting as a separate class by majority vote with each Share of Series A Preferred Stock entitled to one vote). In the event that a vacancy is created on the Board at any time due to the death, disability, retirement, resignation or removal of a Series A Director, then the holders of the outstanding Shares of Series A Preferred Stock (voting as a separate class by majority vote with each Share of Series A Preferred stock entitled to one vote) shall have the right to designate an individual to fill such vacancy. In the event that the holders of Shares of Series A Preferred stock shall fail to designate in writing a representative to fill the vacant Series A Director seat on the Board, and such Board seat shall remain vacant until such time as the holders of Shares of Series A Preferred stock elect an individual to fill such seat in accordance with this Section 6.2, and during any period where such seat remains vacant, the Board nonetheless shall be deemed duly constituted.

6.3 Other Special Voting Rights. Without the prior written consent of holders of the outstanding Shares of Series A Preferred Stock (voting as a separate class by majority vote with each Shares of Series A Preferred Stock entitled to one vote), in person or by proxy, either in writing without a meeting or at an annual or a special meeting of such holders, and any other applicable stockholder approval requirements required by law, the Corporation shall not take, and shall cause its Subsidiaries not to take or consummate, any of the actions or transactions described in this Section 6.3 (any such action or transaction without such prior written consent being null and void ab initio and of no force or effect) as follows:

(a) create, or authorize the creation of, any additional class or series of capital stock of the Corporation (or any security convertible into or exercisable for any class or series of capital stock of the Corporation), including any class or series of capital stock of the Corporation that ranks superior to or in parity with the Series A Preferred Stock in rights, preferences or privileges (including with respect to dividends, liquidation, redemption or voting);

(b) other than as contemplated by this Certificate of Designation, amend, alter, modify or repeal the Articles of Incorporation, this Certificate of Designation or the by-laws of the Corporation, including the amendment of the Articles of Incorporation by the adoption or amendment of any Certificate of Designation or similar document, or amend the organizational documents of any Subsidiary, in each case in a manner that materially adversely affects the rights of the holders of the Series A Preferred Stock;

(c) issue, or cause any Subsidiary of the Corporation to issue, any indebtedness or debt security in an amount greater than $200,000 except with the prior consent of the Board, other than trade accounts payable and/or letters of credit, performance bonds or other similar credit support incurred in the ordinary course of business, or amend, renew, increase or otherwise alter in any material respect the terms of any indebtedness previously approved or required to be approved by the holders of the Series A Preferred Stock, other than the incurrence of debt solely to fund the payment of dividends on the Series A Preferred Stock that are accrued and unpaid;

(d) increase the authorized number of directors constituting the Board, except as set forth herein;

(e) redeem, purchase or otherwise acquire or pay or declare any dividend or other distribution on (or pay into or set aside for a sinking fund for any such purpose) any capital stock of the Corporation; provided, that this restriction shall not apply to (i) the redemption or repurchase of or the payment of dividends on Shares of Series A Preferred Stock pursuant hereto, (ii) the declaration or payment of any dividend or distribution payable on the Common Stock in shares of Common Stock, (iii) the repurchase of Junior Securities held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase, or (iv) the repurchase of up to 1,000,000 shares of Common Stock in open market transactions as approved by the Board;

(f) declare bankruptcy, dissolve, liquidate or wind up the affairs of the Corporation or any Subsidiary of the Corporation;

(g) for a period of five (5) years from the Date of Issuance of the first issued share of Series A Preferred Stock, acquire, or cause a Subsidiary of the Corporation to acquire, in any transaction or series of related transactions, the stock or any material assets of another Person, for aggregate consideration (including the direct or indirect assumption of liabilities), except any such transaction in which the holders of Common Stock immediately prior to such transaction continue to hold at least a majority of the capital stock of the surviving entity immediately after such transaction; or

(h) sell, transfer, license, lease or otherwise dispose of, in any transaction or series of related transactions, all or substantially all of the assets of the Corporation;

(i) enter into, or become subject to, any agreement or instrument or other obligation which by its terms restricts the Corporation’s ability to perform its obligations under this Certificate of Designation, including the ability of the Corporation to pay dividends or make any redemption or other liquidation payment required hereunder;

(j) enter into any transaction with any director or executive officer of the Corporation, except for employment contracts approved by the Board and transactions entered into on terms that are arms-length and no less favorable to the Corporation than would be obtained from unrelated third parties;

(k) make any single capital expenditure of more than $100,000 or aggregate capital expenditures of more than $500,000 in any 12 month period;

(l) agree or commit to do any of the foregoing.

7. Conversion.

7.1 Right to Convert. Subject to the provisions of this Section 7, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock held by such holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such Shares to be converted, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion. The initial conversion price of $0.20 (the “Conversion Price”), subject to adjustment as applicable in accordance with Section 7.6 below.

7.2 Procedures for Conversion; Effect of Conversion

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 7.1, a holder shall (a) submit a written election to the Corporation that such holder elects to convert Shares, the number of Shares elected to be converted and (b) surrender, along with such written election, to the Corporation the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) days thereafter) deliver to the relevant holder (a) a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 7.1 and, if applicable (b) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of Shares of Series A Preferred Stock represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(b) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 7.1 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time, other than the right of the holder to receive shares of Common Stock in exchange therefor and voting rights set forth in Section 6.2.

7.3 Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 7, taking into account any adjustment to such number of shares so issuable in accordance with Section 7.6 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

7.4 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 7.1 shall be made without payment of additional consideration by, or other charge, cost or tax to, the holder in respect thereof.

7.5 [RESERVED]

7.6 Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 7, unless the holders of the outstanding Shares of Series A Preferred Stock (voting as a separate class by majority vote with each Share of Series A Preferred Stock entitled to one vote) elect to waive said right, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment from time to time as provided in this Section 7.6, provided, however, notwithstanding anything in this Section 7.6 to the contrary, there shall be no adjustment to the Conversion Price or the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock if said adjustment would result in the Series A Preferred Stock being reclassified as either mezzanine or debt versus equity in the Corporation’s financial statements.

(a) Adjustment to Conversion Price upon Issuance of Common Stock. Except as provided in Section 7.6(c) and except in the case of an event described in either Section 7.6(e) or Section 7.6(f), if the Corporation shall, at any time or from time to time after the Date of Issuance, issue or sell, or in accordance with Section 7.6(d) is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than both the Conversion Price and the Market Price, in each case in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to a Conversion Price equal to the quotient obtained by dividing:

(i)	the sum of (A) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Conversion Price then in effect plus (B) the aggregate consideration, if any, received by the Corporation upon such issuance or sale (or deemed issuance or sale); by

(ii)	the sum of (A) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (B) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Corporation in such issuance or sale (or deemed issuance or sale).

Whenever following the Date of Issuance, the Corporation shall issue or sell, or in accordance with Section 7.6(d) is deemed to have issued or sold, any shares of Common Stock, the Corporation shall prepare a certificate signed by an executive officer setting forth, in reasonable detail, the number of shares issued or sold, or deemed issued or sold, the amount and the form of the consideration received by the Corporation and the method of computation of such amount and shall cause copies of such certificate to be mailed to the holders of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder).

(b) Adjustment to Number of Conversion Shares Upon Adjustment to Conversion Price. Upon any and each adjustment of the Conversion Price as provided in Section 7.6(a), the number of Conversion Shares issuable upon the conversion of the Series A Preferred Stock immediately prior to any such adjustment shall be increased to a number of Conversion Shares equal to the quotient obtained by dividing:

(i)	the product of (A) the Conversion Price in effect immediately prior to any such adjustment multiplied by (B) the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock immediately prior to any such adjustment; by

(ii)	the Conversion Price resulting from such adjustment.

(c) Exceptions To Adjustment Upon Issuance of Common Stock. Anything in this Section 7 to the contrary notwithstanding, there shall be no adjustment to the Conversion Price or the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock with respect to any Excluded Issuance; and (ii) any such adjustment that would result in the Series A Preferred Stock being reclassified as either mezzanine or debt versus equity in the Corporation’s financial statements.

(d) Effect of Certain Events on Adjustment to Conversion Price. For purposes of determining the adjusted Conversion Price under Section 7.6(a) hereof, the following shall be applicable:

(i)

Issuance of Options. If the Corporation shall, at any time or from time to time after the Date of Issuance, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 7.6(d)(v)) for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon the exercise of such Options is less than both the Conversion Price and the Market Price, in each case in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of

Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price under Section 7.6(a)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 7.6(a)) of (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 7.6(d)(iii), no further adjustment of the Conversion Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(ii)

Issuance of Convertible Securities. If the Corporation shall, at any time or from time to time after the Date of Issuance, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 7.6(d)(v)) for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities is less than both the Conversion Price and the Market Price, in each case in effect immediately prior to the time of the granting or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price pursuant to Section 7.6(a)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 7.6(a)) of (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 7.6(d)(iii), (A) no further adjustment of the Conversion Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities and (B) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of this Section 7.6(d).

(iii)	Change in Terms of Options or Convertible Securities. Upon any change in any of (A) the total amount received or receivable by the Corporation as consideration for the granting or sale of any Options or Convertible Securities referred to in Section 7.6(d)(i) or Section 7.6(d)(ii) hereof, (B) the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 7.6(d)(i) or Section 7.6(d)(ii) hereof, (C) the rate at which Convertible Securities referred to in Section 7.6(d)(i) or Section 7.6(d)(ii) hereof are convertible into or exchangeable for Common Stock, or (D) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 7.6(d)(i) hereof or any Convertible Securities referred to in Section 7.6(d)(ii) hereof (in each case, other than in connection with an Excluded Issuance), then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the Conversion Price pursuant to this Section 7.6) the Conversion Price in effect at the time of such change shall be adjusted or readjusted, as applicable, to the Conversion Price which would have been in effect at such time pursuant to the provisions of this Section 7.6 had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate or maximum number of shares, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment or readjustment the Conversion Price then in effect is reduced, and the number of Conversion Shares issuable upon the conversion of the Series A Preferred Stock immediately prior to any such adjustment or readjustment shall be correspondingly adjusted or readjusted pursuant to the provisions of Section 7.6(b).

(iv)

Treatment of Expired or Terminated Options or Convertible Securities. Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 7.6 (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Corporation), the Conversion Price then in effect hereunder shall forthwith be changed pursuant to the provisions of this Section 7.6 to the Conversion Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(v)	Calculation of Consideration Received. If the Corporation shall, at any time or from time to time after the Date of Issuance, issue or sell, or is deemed to have issued or sold in accordance with Section 7.6(d), any shares of Common Stock, Options or Convertible Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Corporation therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Corporation shall be the market price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Corporation, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair value of such portion of the aggregate consideration received by the Corporation in such transaction as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued in such transaction; or (D) to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Board.

(vi)

Record Date. For purposes of any adjustment to the Conversion Price or the number of Conversion Shares in accordance with this Section 7.6, in case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common

Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vii)	Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Corporation and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 7.6.

(e) Adjustment to Conversion Price and Conversion Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately increased. If the Corporation at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately decreased. Any adjustment under this Section 7.6(e) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

(f) Adjustment to Conversion Price and Conversion Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 7.6(e)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder’s rights under this Certificate of Designation to insure that the provisions of this Section 7 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 7.6(f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock.

(g) Certain Events. If any event of the type contemplated by the provisions of this Section 7.6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Conversion Price and the number of Conversion Shares issuable upon conversion of Shares of Series A Preferred Stock so as to protect the rights of the holder of such Shares in a manner consistent with the provisions of this Section 7; provided, that no such adjustment pursuant to this Section 7.6 shall increase the Conversion Price or decrease the number of Conversion Shares issuable as otherwise determined pursuant to this Section 7.

(h) Certificate as to Adjustment.

(i)	As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than 20 days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)	As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred

Stock, but in any event not later than 20 days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(i) Notices. In the event:

(i)	that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii)	of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least 5 days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

(j) Exceptions. Notwithstanding any provision of this Section 7 to the contrary, issuances of Options by the Corporation under the Corporation’s equity compensation plan(s), and repurchases of up to 1,000,000 shares of the Common Stock by the Corporation in open market purchases as approved by the Board, shall in no event result in an adjustment to the Conversion Price or number of Conversion Shares hereunder.

8. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock redeemed, converted or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold or transferred.

9. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 9).

10. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Corporation and the holders of a majority of the then outstanding Shares of Series A Preferred Stock, and any such written amendment, modification or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, that no amendment, modification or waiver of the terms or relative priorities of the Series A Preferred Stock may be accomplished by the merger, consolidation or other transaction of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders in accordance with this Section 10.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this November     , 2014.

General Employment Enterprises, Inc.

By:
Name:	Andrew Norstrud
Title:	Chief Executive Officer

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